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                                                                   EXHIBIT 10.32


                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT dated as of June 21, 1999 by and among MURDOCK COMMUNICATIONS CORPORATION, an Iowa corporation, and each of the Persons listed on Schedule 1 hereto (each a "Purchaser" and, collectively, the "Purchasers").

         WHEREAS, the Issuer and the Purchasers have entered into a Note and Warrant Purchase Agreement, dated as of even date herewith, among the Issuer, its Subsidiaries as guarantors, and the Purchasers (as the same may be amended, supplemented or otherwise modified from time to time, the "Note Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Note Agreement);

         WHEREAS, pursuant to the Note Agreement and on the terms and subject to the conditions set forth therein, the Issuer has agreed to issue and the Purchasers have agreed to purchase $2,000,000 in aggregate principal amount of the Issuer's Fixed Rate Senior Notes due July 21, 1999 (together with each promissory note issued and delivered substitution, extension or exchange therefor, the "Notes") and warrant certificates (together with each warrant certificate issued and delivered in substitution or exchange therefor, the "Warrant Certificates") evidencing the right to purchase an aggregate 250,000 shares of the Issuer's Common Stock, no par value per share (the "Common Stock"), subject to adjustment from time to time in accordance with the terms of the Warrant Certificates;

         WHEREAS, it is a condition to the obligations of the Purchasers to purchase the Notes and the Warrant Certificates that the Issuer and the Purchasers execute and deliver this Agreement, and the Issuer and the Purchasers desire to satisfy such condition;

         NOW, THEREFORE, for and in consideration of the mutual premises, covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         Section 1. Definitions. In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Agreement" means this Registration Rights Agreement, as the same may be amended or otherwise modified from time to time in accordance with the terms hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended or otherwise modified from time to time.

         "Holder" means any holder from time to time of any Warrant Securities.

         "Prospectus" means each prospectus included as part of any Registration Statement, as

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amended or supplemented, including each preliminary prospectus and all material incorporated by reference in such prospectus.

         "Registration Statement" means any registration statement of the Issuer which covers Warrant Securities pursuant to the provisions of this Agreement, including the Prospectus and all amendments, including post-effective amendments, and supplements to such registration statement and Prospectus and all exhibits and all material incorporated by reference in such registration statement.

         "Securities Act" means the Securities Act of 1933, as amended or otherwise modified from time to time.

         "Shelf Registration Statement" means the Registration Statement of the Issuer which covers all Warrant Securities to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

         "Warrant Securities" means, collectively, the Warrant Certificates and Warrant Shares.

         "Warrant Shares" means the securities which a Holder may acquire upon exercise or conversion of a Warrant Certificate, together with any other securities which such Holder may acquire on account of any such Warrant Shares, whether upon the making or paying of any dividend or other distribution on Common Stock, upon any split-up of such Common Stock, upon a recapitalization, merger, consolidation, share exchange, reorganization or other transaction or series of related transactions in which shares of Common Stock are changed into or exchanged for securities of another corporation, upon exercise of any preemptive right (or the exercise or conversion of any security which such Holder may acquire in connection with the exercise of any preemptive right) with respect to any such Common Stock or otherwise.

         Section 2. Shelf Registration. Promptly after the date hereof and in any event on or before July 21, 1999, the Issuer shall cause to be filed the Shelf Registration Statement providing for the sale by the Holders of all of the Warrant Securities in accordance with terms hereof, and the Issuer will use its best efforts to cause such Shelf Registration Statement to be declared effective by the Securities and Exchange Commission (the "SEC") on or before August 21, 1999. The Issuer agrees to use its best efforts to keep the Shelf Registration Statement with respect to the Warrant Securities continuously effective so long as any Holder holds Warrant Securities until such time as each Holder has received an opinion of counsel to the Issuer (which opinion and counsel shall be satisfactory to the Holders) to the effect that each such Holder is permitted under Rule 144 to the dispose of all of its Warrant Securities without such registration. The Issuer further agrees to amend the Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Issuer for such Shelf Registration Statement or by the Securities Act or any rules and regulations thereunder; provided, however, that the Issuer shall not be deemed to have used its best efforts to keep the Shelf Registration Statement effective if it voluntarily takes any action that would result in selling Holders not being able to sell Warrant Securities covered thereby, unless such action is permitted by this Agreement or required under applicable law or the Issuer has



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filed a post-effective amendment to the Shelf Registration Statement and the SEC has not declared it effective. The registration pursuant to this Section 2 shall be effected by the filing of a Shelf Registration Statement on Form S-1 or Form S-3 (provided that if Form S-3 is used, the Prospectus shall contain the information that would have been required to be included therein had Form S-1 been used) or on Form SB-2; provided, however, that if the intended method of disposition by the Holders is to be an underwritten offering, the Issuer shall use such form of Registration Statement as is acceptable to the underwriters.

         Section 3. Piggyback Registration. If at any time or from time to time the Issuer shall propose to file on its behalf or on behalf of any of its security holders a registration statement under the Securities Act on Form S-1, S-2 or S-3 (or on any other Form for the general registration of securities) with respect to any class of equity securities (or any class of securities convertible into or exchangeable or exercisable for such equity securities) the Issuer shall:

                  (i) promptly give written notice to each Holder at least thirty (30) days before the anticipated filing date, indicating the proposed offering price and describing the plan of distribution;

                  (ii) include in such registration (and any related qualification under blue sky or other state securities laws or other compliance) for the sale by the Holders and, at the request of any Holder, in any underwriting involved therein, all the Warrant Securities specified by any Holder or Holders (the "Specified Warrant Securities") in a written request (the "Registration Request") made within twenty (20) days after receipt of such written notice from the Issuer, specifying the number or amount of Specified Warrant Securities; and

                  (iii) use its best efforts to cause the underwriter(s) of such proposed underwritten offering to permit the Specified Warrant Securities to be included in the Registration Statement for such offering on the same terms and conditions as any similar securities of the Issuer included therein.

If the registration of which the Issuer gives notice is for a registered public offering involving an underwriting, the Issuer shall so advise the Holders. In such event, the right of any Holder to include Specified Warrant Securities in such registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Specified Warrant Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. If the underwriter(s) of such offering advise(s) the Holders of Specified Warrant Securities in writing that marketing considerations require a limitation on the securities to be included in any Registration Statement filed under this Section 3 to a certain number of shares in excess of those to be sold by the Issuer (the "Available Securities"), then the Issuer shall in such case be obligated to such Holders only with respect to the Holders' pro rata share of such number of Available Securities based upon the percentage that the Specified Warrant Securities represent of the aggregate number of shares of Common Stock


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represented by all outstanding securities of the Issuer that have been requested to be included in such registration and are required to be so included (without giving effect to any similar limitation) pursuant to binding agreements with the Issuer. The limitation on the number of Specified Warrant Securities will be imposed pro rata (based upon the ratio of the number of shares of Specified Warrant Securities which the underwriter(s) propose to include at the anticipated offering price to the number of Specified Warrant Securities owned by each Holder) among all Holders of Specified Warrant Securities.

         Section 4. Registration Procedures. In connection with the obligations of the Issuer with respect to the Shelf Registration Statement contemplated by
Section 2, and if and when the Issuer shall be required by the provisions of
Section 3 to effect the registration of Warrant Securities under the Securities Act, the Issuer will use its best efforts to effect such registration to permit the sale of such Warrant Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto it will, as expeditiously as possible:

                  (i) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Holders and the underwriter(s), if any, copies of all such documents proposed to be filed, which documents will be made available, on a timely basis, for review by such Holders and underwriters; and, with respect to any Registration Statement filed pursuant to the provisions of Section 2, the Issuer will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the Holders or the underwriter(s), if any, shall reasonably object;

                  (ii) prepare and file with the SEC (A) the Shelf Registration Statement within the time period set forth in Section 2, and (B) such amendments and post-effective amendments to any Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder or the underwriter(s), if any, or as may be required by the Securities Act, the Exchange Act or by the rules, regulations or instructions applicable to the registration Form utilized by the Issuer or as may otherwise be necessary to keep such Registration Statement effective for the applicable period; and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 (or any successor rule) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or Prospectus;

                  (iii) promptly notify the selling Holders and the underwriter(s), if any, of: (A) the filing of the Prospectus, any Prospectus supplement and of the effectiveness of the Registration Statement and any post-effective amendment; (B) any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information; (C) the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (D) the Issuer's becoming aware at any time that the representations and warranties of the Issuer



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         contemplated by paragraph (xii)(A) below have ceased to be true and correct; (E) the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Warrant Securities for sale in any jurisdiction or the initiation or, to Issuer's knowledge, threat of any proceeding for such purpose; and (F) the existence of any fact which, to the knowledge of the Issuer, results in the Registration Statement, the Prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (iv) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or any qualification referred to in paragraph (iii)(E) at the earliest possible moment;

                  (v) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the underwriter(s) or the Holders reasonably request to have included therein relating to the plan of distribution with respect to such Warrant Securities, and make all required filings of such Prospectus supplement or post-effective amendment to the Registration Statement as soon as notified of the matters to be incorporated therein;

                  (vi) furnish to each selling Holder and each underwriter, if any, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including all documents incorporated therein by reference;

                  (vii) deliver to each selling Holder and the underwriter(s), if any, without charge, as many copies of the Registration Statement, each Prospectus (including each preliminary prospectus) and any amendment or supplement thereto (in each case including all exhibits and documents incorporated by reference in such Registration Statement or Prospectus) as such Persons may reasonably request;

                  (viii) use its best efforts to register or qualify such Warrant Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling Holder or underwriter(s) reasonably request(s) and do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Warrant Securities covered by the Registration Statement;

                  (ix) if any fact contemplated by paragraph (iii)(D) or
         (iii)(F) above shall exist, promptly notify each Holder and prepare and furnish to such Holders a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Warrant Securities, neither the Registration Statement nor the Prospectus will contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements



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         therein not misleading;

                  (x) use its best efforts to cause all Warrant Securities covered by the Registration Statement to be listed on each securities exchange on which securities of the same class are then listed or admitted for trading in any inter-dealer quotation system on which securities of the same class are then traded;

                  (xi) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Warrant Securities covered by the Registration Statement, and provide the applicable transfer agent with printed certificates for such Warrant Securities in a form eligible for deposit with Depository Trust Issuer and in such denominations and registered in such names as the Holders or the underwriters, if any, may request at least two Business Days prior to any sale;

                  (xii) enter into agreements (including underwriting agreements) and take all other reasonable actions in order to expedite or facilitate the disposition of such Warrant Securities and in such connection, except as otherwise provided, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

                           (A) make such representations and warranties to the
                  Holders selling such Warrant Securities and, in connection with any underwritten offering, to the underwriters, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

                           (B) obtain opinions of counsel to the Issuer and
                  updates thereof addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in similar offerings and such other matters as may be reasonably requested by such Holders and underwriters, if any, which counsel and opinions shall be reasonably satisfactory (in form, scope and substance) to the underwriters, if any, and such Holders;

                           (C) in connection with any underwritten offering, use
                  its best efforts to obtain so-called "cold comfort" letters and updates thereof from the Issuer's independent certified public accountants addressed to the selling Holders and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with similar underwritten offerings;

                           (D) if an underwriting agreement is entered into,
                  cause the same to set forth in full the indemnification and contribution provisions and procedures of Section 6 (or such other substantially similar provisions and procedures as the underwriters shall reasonably request) with respect to all parties to be indemnified pursuant to Section 6; and

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                           (E) deliver such documents and certificates as may
                  reasonably be requested by the Holders, or the underwriter(s), if any, to evidence compliance with this paragraph (xii) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuer;

         the foregoing to be done upon each closing under any underwriting or similar agreement as and to the extent required thereunder and from time to time as may reasonably be requested by any selling Holder in connection with the disposition of Warrant Securities pursuant to such Registration Statement, all in a manner consistent with customary industry practice;

                  (xiii) upon execution and delivery of such confidentiality agreements as the Issuer may reasonably request, provide to the Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such Holders or underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Issuer, and cause the Issuer's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with the registration for purposes of satisfying any diligence obligations such Persons may have, at such time or times as the Person requesting such information shall reasonably determine;

                  (xiv) otherwise use its best efforts to comply with the Securities Act, the Exchange Act, all applicable rules and regulations of the SEC and all applicable state blue sky and other securities laws, rules and regulations, and make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, as soon as practicable, but in no event later than ninety (90) days after the end of the 12 calendar month period commencing after the effective date of the Registration Statement;

                  (xv) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD") and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD); and

                  (xvi) prior to the filing of any document which is being prepared for incorporation by reference into the Registration Statement or the Prospectus, upon receipt of such confidentiality agreements as the Issuer may reasonably request, provide copies of such document to counsel to the selling Holders, and to the underwriter(s), if any, and make the Issuer's representatives available for discussion of such document.

         Section 5. Registration Expenses. All expenses incident to the Issuer's performance of or compliance with its obligations under this Agreement (excluding underwriting discounts, selling commissions and brokerage fees) will be paid by the Issuer, regardless of whether Warrant Securities are sold pursuant to any Registration Statement, including, without limitation, all registration, filing



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and listing fees, fees and expenses of compliance with securities or blue sky laws, printing, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Issuer and counsel for the selling Holders of the Warrant Securities, fees and disbursements of all independent certified public accountants of the Issuer (including, without limitation, in connection with any special audit or "cold comfort" letters), and fees and expenses associated with any NASD filing required to be made in connection with the Registration Statement, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD. The Issuer will, in any event, pay its internal expenses, the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which securities of the same class are then listed or the qualification for trading of the securities to be registered in each inter-dealer quotation system in which securities of the same class are then traded. Notwithstanding the foregoing provisions of this Section 5, in connection with each Registration Statement required hereunder, the Issuer will reimburse the Holders pursuant to such Registration Statement for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of the Warrant Securities being sold.

         Section 6.  Indemnification.

                  (a) Indemnification by the Issuer. In the event of the registration of any Warrant Securities under the Securities Act pursuant to the provisions hereof, the Issuer will indemnify and hold harmless each and every seller of Warrant Securities, its directors, officers, employees and agents, each underwriter, broker and dealer, if any, who participates in the offering or sale of such Warrant Securities, and each other Person, if any, who controls such seller or any such underwriter, broker or dealer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each hereinafter sometimes referred to as an "Indemnified Person") from and against any losses, claims, damages, liabilities or expenses, joint or several, to which such Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any Registration Statement or Prospectus or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Indemnified Person for any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuer will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made or incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuer by such Indemnified Person stated to be specifically for use in preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person and shall survive the transfer of such Warrant Securities.

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                  (b) Contribution. If the indemnification provided for in this
Section 6 is unavailable to a party that would have been an Indemnified Person under this Section 6 in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to herein, then each party that would have been an Indemnifying Person thereunder shall, in lieu of indemnifying such Indemnified Person, contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person on the one hand and the Indemnified Person on the other in connection with the statement or omission which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission of a material fact relates to information supplied by the Indemnifying Person or the Indemnified Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with the investigation or defense of any action or claim. The Issuer and each Holder agrees that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6.

         Section 7. Exchange Act Registration; Rule 144 Reporting. The Issuer covenants and agrees that until such time as the Holders no longer hold any Warrant Securities it will:

                  (a) if required by law, maintain an effective registration statement (containing such information and documents as the SEC shall specify) with respect to the Common Stock of the Issuer under Section 12(g) of the Exchange Act;

                  (b) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times (even if the Issuer subsequently ceases to be subject to such reporting requirements);

                  (c) use its best efforts to file with the SEC in a timely manner all reports and documents required of the Issuer under the Securities Act and the Exchange Act; and

                  (d) furnish to any Holder promptly upon request (i) a written statement by the Issuer as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Issuer, and (iii) such other reports and documents of the Issuer and other information in the possession of or reasonably attainable by the Issuer as such Holder may reasonably request in availing itself of any Rule or Regulation of the SEC allowing such Holder to sell any Warrant Securities without registration.

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The Issuer represents and warrants that such registration statement or any information, document or report filed with the SEC in connection therewith or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Issuer agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to) the Holders, their partners, officers, directors, employees and agents, each broker, dealer or underwriter (within the meaning of the Securities Act) acting for any Holder in connection with any offering or sale of Warrant Securities by such Holder or any Person controlling (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) such Holder and any such broker, dealer or underwriter from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 6.

         Section 8. Limitation on Registration Rights of Others. The Issuer covenants and agrees that, so long as any Holder holds any Warrant Securities, in respect of which any registration rights provided for in Section 2 or Section 3 remain in effect, the Issuer will not, directly or indirectly, grant to any Person or agree to or otherwise become obligated in respect of (x) any registration rights of securities of the Issuer upon the demand of any Person without the prior written consent of the Holders, or (y) rights of registration in the nature or substantially in the nature of those set forth in Section 2 or
Section 3, unless in the case of both clauses (x) and (y) such rights are pari passu with to the rights of registration of the Holders pursuant to Section 2 and Section 3 on terms reasonably satisfactory to the Holders.

         Section 9. Mergers, etc. References hereunder to "Warrant Securities" shall be deemed to include any securities which Holders are entitled to receive in exchange for Warrant Securities pursuant to any merger, consolidation or reorganization or recapitalization, or by any other means. If, and as often as, there are any changes in the Warrant Securities by way of stock split, stock dividend, combination or classification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustments shall be made in the provisions hereof as may be required, so that the rights and privileges granted hereby shall continue with respect to the Warrant Securities as so changed.

         Section 10. Notices, etc. All notices, consents, approvals, agreements and other communications provided hereunder shall be in writing or by telex or telecopy and shall be sufficiently given to the Purchasers, the Holders and the Issuer if addressed or delivered to them in accordance with Section 10.1 of the Note Agreement:

         Section 11. Further Agreements. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as the other parties may reasonably require in order to effectuate the terms and purposes of this Agreement.



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         Section 12. Waivers and Amendments. This Agreement may not be amended nor shall any waiver, change, modification, consent or discharge be effected except by an instrument in writing executed by or on behalf of the party or parties against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought; provided, however, that any amendment requested or waiver sought from the Holders of any provision of this Agreement which affects the Holders generally, and any action required to be taken by the Holders as a group pursuant to this Agreement, shall be given or taken by the Holders of a majority in interest of the Warrant Securities, and any such waiver or action so given or taken shall be binding on all Holders. No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion shall not be deemed a waiver of any other right or remedy or a waiver of the same right or remedy on any subsequent occasion.

         Section 13. Assignment; Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted assigns, including, without limitation, any Holders from time to time of the Warrant Securities. Nothing herein shall be construed as requiring the Holders of Warrant Certificates to exercise their warrants for, or convert their Warrant Certificates into, Warrant Shares prior to exercising the rights conferred upon such Holders under this Agreement. Anything in this Agreement to the contrary notwithstanding, the term "Holders" as used in this Agreement shall be deemed to include the registered holders from time to time of the Warrant Securities.

         Section 14. Severability. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because any provision conflicts with any constitution, statute, rule or public policy, or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question, invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute, rule or public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

         Section 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         Section 16. Section Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         Section 17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK OTHER THAN THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

         Section 18. Termination. This Agreement shall terminate when all Warrant Certificates have expired unexercised in accordance with their terms. In addition, the rights of any Holder under Sections 2 and Section 3 of this Agreement shall terminate as to any Warrant Securities when such Warrant Securities have been effectively registered under the Securities Act and sold pursuant to a Registration Statement covering such Warrant Securities. The indemnification and contribution provisions of Section 6 and shall survive any termination of this Agreement.

         Section 19. Expenses. The Issuer shall be obligated to pay to the Holders, on demand, all reasonable costs and expenses (including, without limitation, court costs and attorneys' fees and expenses and interest to the extent permitted by applicable law on overdue amounts) paid or incurred in collecting any sums due from, or enforcing any other obligations of, the Issuer.

         Section 20. Specific Performance. The Issuer recognizes that the rights of the Holders under this Agreement are unique and, accordingly, the Holders shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. The Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. This Agreement is not intended to limit or abridge any rights of the Holders which may exist apart from this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized officers all as of the day and year first above written.


                                     ISSUER:

                                     MURDOCK COMMUNICATIONS
                                     CORPORATION


                                     By: /s/ Thomas E. Chaplin

                                        -------------------------------------

                                               Name:  Thomas E. Chaplin


                                               Title:  Chief Executive Officer


                                     PURCHASERS:


                                     NEW VALLEY CORPORATION


                                     By:
                                        -------------------------------------
                                              Name:
                                              Title:


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]